U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
Great Western Land and Recreation, Inc.
(Name of Registrant as specified in its charter)
Payment of Filing Fee (Check the appropriate box)
☑	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

GREAT WESTERN LAND AND RECREATION, INC.
7373 N SCOTTSDALE ROAD, SUITE C-140
SCOTTSDALE, AZ 85253
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of
Great Western Land and Recreation, Inc.:
The annual meeting of stockholders of Great Western Land and Recreation, Inc. (“We” or “the Company”) will be held at The Chaparral Suites Hotel located at 5001 North Scottsdale Road, Scottsdale, Arizona 85250 on Friday, April 14, 2006 at 10:00 A.M. local time (“the Annual Meeting”), for the following purposes:
1.	To elect five directors of our Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

2.	To ratify the selection of Epstein, Weber & Conover as our auditors for the fiscal year ended September 30, 2006.

3.	To adopt the 2006 Stock Option Plan to be effective immediately upon adoption.

4.	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.
The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on February 28, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
Your vote is very important to us. You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to be present at the Annual Meeting, we urge you to vote as soon as possible by signing, dating and returning the proxy card in the enclosed postage-paid envelope. The proxy may be revoked in writing prior to the Annual Meeting or, if you attend the Annual Meeting, you may revoke the proxy and vote your shares in person.

By order of the Board of Directors

_________, 2006	Jay N. Torok Chairman and Chief Executive Officer

GREAT WESTERN LAND AND RECREATION, INC.
7373 N SCOTTSDALE ROAD, SUITE C-140
SCOTTSDALE, AZ 85253
PROXY STATEMENT
     This statement and the accompanying notice and proxy card are furnished in connection with the solicitation by the Board of Directors (“the Board”) of Great Western Land and Recreation, Inc. of proxies to be used at our annual meeting of stockholders to be held on Friday, April 14, 2006 at 10:00 A.M. local time at The Chaparral Suites Hotel located at 5001 North Scottsdale Road, Scottsdale, Arizona 85250 and at any adjournment or postponement thereof (“the Annual Meeting”). This statement and the accompanying notice and proxy card are first being mailed to stockholders on or about March 14, 2006.
     Whether or not you plan to attend the Annual Meeting, the Board encourages you to vote your shares via mail as more fully described in the proxy card. All shares represented by valid proxies will be voted as specified. If no specification is made, the proxies will be voted in favor of:
1.	The election of five directors of our Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

2.	The ratification of the selection of Epstein, Weber & Conover as our auditors for the fiscal year ending September 30, 2006.

3.	The adoption of the 2006 Stock Option Plan to be effective immediately upon adoption.
     If other matters properly come before the Annual Meeting, all shares validly represented by proxies will be voted in accordance with the discretion of the appointed proxies.
Record Date and Quorum
     The Board has fixed the close of business on February 28, 2006, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were _______________shares of our common stock issued, outstanding and entitled to vote. Each holder of common stock of record is entitled to cast, in person or by proxy, one vote for each share of common stock held by such stockholder as of the close of business on the record date.
     The presence, in person or by proxy, of holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. Abstentions, withheld votes and broker non-votes are included in determining whether a quorum is present. Abstentions include shares present in person but not voting and shares represented by proxy but with respect to which the holder has abstained. Broker non-votes occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.
Required Vote
     A plurality of the votes duly cast at the Annual Meeting is required for the election of Directors (Proposal 1). The five Director-nominees receiving the highest number of votes will be elected. Withheld votes and broker non-votes are not treated as votes cast and, therefore, will have no effect on the proposal to elect Directors. The affirmative vote of a majority of the votes duly cast at the Annual Meeting is required to approve the selection of the independent auditors (Proposal 2) and to adopt the 2006 Stock Option Plan (Proposal 3). Abstentions and broker non-votes are not treated as votes cast and, therefore, will have no effect on the approval of Proposals 2 and 3.
Revocation of Proxies
     You may revoke your proxy at any time before it is exercised by submitting to our Secretary a written notice of revocation or a properly executed proxy of a later date, or by attending the Annual Meeting and voting in person.

PROPOSAL 1
ELECTION OF DIRECTORS
     The Board consists of five Directors. Directors hold office until the next Annual Meeting or until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.
     Proxies will be voted FOR the election of the following nominees, unless you withhold your vote on your proxy card. The Board has no reason to believe that any of these nominees will be unable to serve. If, however, any one of them should become unavailable, the Board may reduce the size of the Board or designate a substitute nominee. If the Board designates a substitute, shares represented by proxies will be voted for the substitute nominee.
     Following table sets forth information concerning the Company’s nominees for election to the Board. All of the nominees were nominated by the Board and currently serve as directors. The nominees have consented to being named in the Proxy Statement and to serve if elected.

		DIRECTOR OF THE	AGE AS OF
NAME	PRINCIPAL OCCUPATION	COMPANY SINCE	FEBRUARY 14, 2006
Jay N. Torok	Chairman of the Board and Chief Executive Officer of Great Western Land and Recreation, Inc.	1988 — 1992 1994	66
Roger B. Clark (1) (2)(4)	Retired	1989	72
Don Dillon (4)	Retired Engineering Consultant	2005	58
Daniel Tracy (1) (2) (4) (5)	Business Consultant	2003	65
David Weber	President and Chief Operating Officer of Great Western Land and Recreation, Inc.	2004	54

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating Committee

(4)	Independent Director. Prior to our entering into the Woodland Court Townhomes project (See “Relationships and Related Transactions” below) both Mr. Tracy and Mr. Clark were independent directors within the meaning of applicable Commission rules using the definition of independence found in Rule 4200(a)(15) of the NASD’s listing standards. Subsequent to that date, our Board has determined that based upon their participation in this project, Mr. Tracy and Mr. Clark may be deemed to not be independent using this definition. Upon Mr. Dillon’s appointment to the Board, Mr. Dillon was and continues to be an independent director within the meaning of applicable Commission rules using the definition of independence found in Rule 4200(a)(15) of the NASD’s listing standards.

(5)	Audit Committee Financial Expert
     Jay N. Torok, has served as Chairman of our board of directors, President and Chief Executive Officer from our inception in 1988 until early 1992. He again agreed to serve as our Chairman in 1994, and has held that position since that date. During these periods, Mr. Torok served in various positions with our subsidiary companies, including First National Realty Associates of Georgia, Inc. and Hamer Holding Group, Inc. In mid-1992, together with these subsidiaries, we filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code. All petitions were voluntarily converted to Chapter 7 liquidations and the companies’ assets were liquidated and distributed in 1994. Mr. Torok currently serves as the President and Chief Executive Officer of Amortibanc Management, L.C. since 1993 and as Chairman of the Board, President and Chief Executive Officer of Great Western from its inception until our merger. In addition Mr. Torok has served as Executive Vice President of Amortibanc, Inc. and President of Amortibanc Land and Cattle, L.L.C., Southwest Land and Cattle, L.L.C. and Firebird Financial, L.L.C., as well as other Amortibanc affiliates engaged in real estate development or venture capital. Prior to joining the Amortibanc group of companies, from 1986 to 1992, Mr. Torok served as President and Chief Executive Officer of Lone Pine Capital, a venture capital company specialized in acquisitions management. Prior to joining Lone Pine Capital, from 1981 to 1985, Mr. Torok served as President and Chief Executive Officer of Merrill Lynch Realty, Inc. Under Mr. Torok’s management, Merrill Lynch Realty, Inc. grew from 100 offices to over 380 offices in 38 cities in the United States and four foreign cities, becoming the world’s largest real estate brokerage firm at that time. Prior to joining Merrill Lynch Realty, Inc., Mr. Torok served in various positions, including President of the Container and Core Division of Clevepak Corporation, a former NYSE listed company, President of Associated Forest Products, Inc., Vice President of Finance of Wausau Paper Mills, a Nasdaq quoted company and Controller of the Forest Products Division and the Land Development

Division of Owens Illinois, Inc., a Fortune 100 company. Mr. Torok received his M.B.A. from Dartmouth in 1962 and attended law school at Temple University.
     Don Dillon, has served as a member of our board of directors since his appointment to the Board in 2005. Mr. Dillon is the founder and principal of CMX, an Arizona-based civil engineering and construction management firm. Mr. Dillon is active in the daily operations of CMX, providing oversight review of major design and construction projects. Mr. Dillon has served as project principal and manager for several multi-million dollar projects, including the $23 million professional baseball spring training facility for the San Diego Padres and Seattle Mariners in Peoria, Arizona and the $43 million new Central Library for the city of Phoenix. Mr. Dillon received his bachelor degree in mechanical engineering from the University of Arizona, and MBA from California State University at Fullerton.
     Roger B. Clark, has served as a member our board of directors since 1989. Mr. Clark has been president and chief executive officer of GlennCon, Inc. a leading supplier of goods and services to the worldwide public gaming industry since 1984. From 1970 to 1983, Mr. Clark served in several positions with Glendinning Companies, including president of Glendinning Companies, North America from 1978-83, during which time he was responsible for all U.S. operations, including the consulting, retail promotion, telecom and lottery divisions. Prior to that, Mr. Clark was employed by Procter & Gamble. Mr. Clark received his degree in economics from Amherst College.
     Daniel Tracy, has served as member of our board of directors since 2003. Mr. Tracy is a business consultant and director. Mr. Tracy is currently a director of EDAC Technologies Corporation, a publicly traded manufacturer of aerospace components. Mr. Tracy is also a trustee of the YMCA of Metropolitan Hartford, and Renbrook School. In 1998, Mr. Tracy concluded a 35-year career with Arthur Andersen, an international accounting and consulting firm. From 1994 to 1998, Mr. Tracy was responsible for Andersen’s SEC practice in Asia and lived in Hong Kong. In that role he counseled Asian companies involved in private placements and public offerings in the U.S., London and Asian markets. He worked on the first of such public offerings in the United States market for companies in China, Taiwan and Korea, as well as offerings of companies in Indonesia, Australia, the Philippines, Hong Kong, Singapore and Malaysia. From 1975 to 1994, Mr. Tracy was the partner in charge of Andersen’s audit and accounting practice in Hartford, CT (1980-1994) and Rochester, NY (1975-1980). Mr. Tracy received his bachelor degree and MBA from Dartmouth College.
     David J. Weber, has served as President, Chief Operating Officer since 2004. Mr. Weber has had varied experienced at other real estate entities, including CFO of Royce Homes, as Regional VP for D.R. Horton, Vice President of Finance for Torey Homes and CEO of CraftMaster Homes. These companies were engaged in single family detached construction, apartment construction and land development. Mr. Weber oversees the launch of major projects in the Company’s growth initiatives, and has primary responsibility for growing the Houston market. Mr. Weber received his BBA from Baylor University and law degree from Atlanta Law School.
Required Vote
     The five Director-nominees receiving the highest number of votes will be elected. Withheld votes and broker non-votes are not treated as votes cast and, therefore, will have no effect on the proposal to elect Directors.
The Board of Directors recommends a vote “for” approval of Proposal 1.
THE BOARD OF DIRECTORS
     The Board met 6 times during the year ended September 30, 2005 and the committees of the Board held a total of 2 meetings during the year ended September 30, 2005. On average, the Directors attended 100% of the total Board and committee meetings held during the year ended September 30, 2005. No Director attended less than 75% of the aggregate number of meetings of the Board and the committees on which he served during the year ended September 30, 2005. We do not currently have a policy with regard to Director’s attendance at the Annual Meeting.
Compensation of Directors
     Non-employee Directors received a meeting fee in respect of all Board and committee meetings attended on a single day, whether in person or by telephone of $1,000. Directors who are our officers do not receive any additional compensation for their services as a Director. All Directors are reimbursed for reasonable expenses incurred to attend Board and committee meetings and perform other relevant Board duties.

     Non-employee Directors participate in our stock option plan. During the year ended September 30, 2005, the non-employee Directors were granted options to purchase an aggregate of 375,000 shares of our common stock at exercise prices of $0.35 to $0.40 per share of common stock, which the Board determined to be the fair market value of our common stock on the date of issuance of the options.
     For further information, see “Options Granted in Last Fiscal Years” and “Relationships and Related Transactions” below.
COMPENSATION OF EXECUTIVE OFFICERS
     The following table provides certain summary information concerning the compensation earned by our Chief Executive Officer and Chief Operating Officer. None of our other employees earned more than $100,000 in the years ended September 30, 2005, 2004 or 2003. The long-term compensation columns have been omitted from this table because the balances were zero.

				Other Annual
Name and Principal Positions	Year	Salary (1)	Bonus	Compensation (2)(3)
Jay N. Torok, Chairman and Chief Executive Officer	2005	$144,325	$10,000	$4,233
	2004	140,584	—	4,219
	2003	106,948	—	3,115
David J. Weber, President and Chief Operating Officer	2005	$137,040	$10,000	—

(1)	Includes payments made by Great Western Land & Recreation, Inc. a Delaware corporation, before our merger.

(2)	Includes 401(k) Company match.

(3)	Columns (f) through (i) have been omitted as they are not applicable.
     We have not made or contemplated making any advances to any of our officers or directors.
     We maintain a 401(k) profit sharing plan for the benefit of our eligible employees. We make a matching contribution equal to 50% of each participant’s eligible contributions to a maximum of 6% of each participant’s compensation. We can also make a discretionary contribution determined annually by our Board of Directors. In addition, we maintain medical and dental insurance plans for our officers and employees.
     For further information, see “Employment Contract” and “Relationships and Related Transactions” below.
OPTION GRANTS IN LAST FISCAL YEAR
The following table sets forth information regarding grants of options to purchase our common stock to Directors and executive officers during the year ended September 30, 2005.

	Number of	Percent of				Potential Realizable
	Shares of	Total				Value at Assumed
	Common Stock	Options				Annual Rate of Stock
	Underlying	Granted to				Price Appreciation for
	Options	Employees in	Exercise		Expiration	the Option Term
Name	Granted	Fiscal Year	Price	Grant Date	Date	5%	10%
Year ended 9/30/05
Jay N. Torok	75,000	4.10%	$0.40	5/9/2005	5/9/2015	$25,000	$64,000
	100,000	5.46%	$0.35	8/22/2005	8/22/2015	$22,000	$56,000
Roger B. Clark	100,000	5.46%	$0.40	5/9/2005	5/9/2015	$25,000	$64,000
	100,000	5.46%	$0.35	8/22/2005	8/22/2015	$22,000	$56,000
Daniel Tracy	100,000	5.46%	$0.40	5/9/2005	5/9/2015	$18,750	$48,000
	75,000	4.10%	$0.35	8/22/2005	8/22/2015	$16,500	$42,000
David Weber	150,000	8.20%	$0.40	5/9/2005	5/9/2015	$18,750	$48,000
	75,000	4.10%	$0.35	8/22/2005	8/22/2015	$16,500	$42,000
Daniel J. Regan	150,000	8.20%	$0.35	8/22/2005	8/22/2015	$33,000	$84,000

     These options were granted under our stock option plan and vest either immediately, or over a period of three years. During the year ended September 30, 2005, our CEO, Jay Torok, exercised previously issued options to purchase 50,000 shares at $.15 per share, and Daniel Tracy, a Director, exercised previously issued options to purchase 50,000 shares at $.15 per share.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION VALUES
     The following table sets forth, on an aggregate basis, certain information with respect to the value of unexercised options held by our Chief Executive Officer at September 30, 2005.

Number of Securities
	Number of		Underlying Unexercised		Value of Unexercised
	Shares		Options at		In-The-Money Options
	Acquired on	Value	September 30, 2005		at September 30, 2005 (2)
Name	Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Jay N. Torok	50,000	22,500	1,083,250	—	$530,538	$—

(1)	The value realized equals the difference between the option exercise price and the fair market value of our common stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

(2)	In-the-money options include only options for which the underlying security price at September 30, 2005 was greater than the exercise price of the options. The value of exercisable and unexercisable options equals the difference between the option exercise price and the estimated fair market value of our common stock on September 30, 2005, multiplied by the number of shares underlying the options. Since our common stock traded in a very thin public market at September 30, 2005, the estimated fair market price of $0.35 per share was determined by the Board.
EMPLOYMENT CONTRACT
     We entered into a five-year employment agreement with Mr. Torok, effective September 1, 2001, that provides for an annual salary of $125,000, adjustable annually at the discretion of our Board of Directors, with a minimum annual increase of 4%. Mr. Torok’s agreement also provides for payments to Mr. Torok in the event that his employment is terminated for any reason within its five year term, including payment of the remaining annual salary at a rate of 50% of the rate provided for under the employment agreement, payable for a period double the remaining term under the employment agreement. Under the terms of Mr. Torok’s employment agreement, the agreement shall be automatically extended for one year at the end of each year during the term of the agreement, expiring when Mr. Torok reaches the age of 70. Upon reaching the age of 70, should either party wish to terminate the agreement, Mr. Torok shall be entitled to receive payment of 50% of his last annual salary, each year for five years, provided that Mr. Torok agrees and has made himself available to provide at least 90 days of consulting services to the Company in each of the five years.
     For further information on transactions between us and our senior executive, see the other sections of “Compensation of Executive Officer” above and “Relationships and Related Transactions” below.
AUDIT AND RELATED FEES
     The Audit Committee reviews and approves audit and permissible non-audit services performed by its independent auditors, Grant Thornton, LLP (“Grant Thornton”) for the years ended September 30, 2004 and the quarter ended June 30, 2005 and Epstein, Weber & Conover, PLC (“EWC”) for the year ended September 30, 2005, as well as the fees charged by Grant Thornton and EWC for such services. In its review of non-audit service fees and its selection of Grant Thornton and EWC as our independent auditors, the Audit Committee considered whether the provision of such services is compatible with maintaining Grant Thornton’s independence.
     Audit Fees. The aggregate fees billed by Grant Thornton for professional services rendered in connection with the audit of our consolidated financial statements and for limited reviews of the interim consolidated financial statements included in our Forms 10-QSB totaled $159,525 for the periods ended September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005. The aggregate fees billed by EWC for professional services rendered in connection with the audit of our consolidated financial statements for the year ended September 30, 2005 totaled $35,800. EWC did not perform any reviews of the interim consolidated financial statements included in our Forms 10-QSB and, therefore, no fees were charged for such services.
     Financial Information Systems Design and Implementation Fees. During the year ended September 30, 2005, neither Grant Thornton nor EWC, directly or indirectly, operated, or supervised the operation of, our information systems or managed our local area network or design or implemented for us a hardware or software system that aggregates source data underlying our financial statements or generates information that is significant to our financial statements taken as a whole.
     All Other Fees. The aggregate fees billed by Grant Thornton for professional services rendered in connection with (a) research and consultation regarding accounting issues and (b) review of the Forms 8-K filed by the Company totaled $2,811, which were the only other services performed for the Company during the year ended September 30, 2005 other than those described under the caption “Audit Fees” above. During the year ended September 30, 2005, EWC did not perform any professional services for the Company other than those described above.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information as of February 14, 2006 concerning ownership of our common stock by each director and officer, by all persons who hold of record or are known by us to hold beneficially of record 5% or more of our outstanding shares and by all directors and officers as a group. On February 14, 2006 there were 21,312,610 shares of our common stock outstanding and entitled to vote.

	Shares	Percent of
	Beneficially	Shares
Name and Address of Beneficial Owner	Owned (1)	Outstanding
Five Percent Stockholders:
Amortibanc Investments, L.C. (2)	27,029,095	91.0%
Willard W. Garvey, Revocable Trust (2)	27,029,095	91.0%
Willard W. Garvey Trust Number Thirteen (2)	27,029,095	91.0%
Jean Garvey, Trustee (2)	27,029,095	91.0%
Directors and Executive Officers:
Jay N. Torok (3) (7)	1,540,030	6.8%
David Weber (3) (8)	325,000	1.5%
Daniel J. Regan (3)	50,000	0.2%
Roger B. Clark (4) (10)	464,476	2.1%
Daniel Tracy (5) (11)	375,000	1.7%
Don Dillon (6) (12)	75,000	0.3%
All directors and Executive Officers as a Group (5 Persons)	2,829,506	11.9%

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if such person has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days after February 14, 2006. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such stockholder, but are not deemed outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholder. For purposes of this table, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

(2)	The address for Amortibanc Investments L.C., the Willard Garvey Revocable Trust, the Willard W. Garvey Trust Number Thirteen and Jean Garvey is 7309 E. 21st Street North, Suite 120, Wichita, KS 67206. Amortibanc Investments, L.C. disclaims beneficial ownership of these shares. The Willard W. Garvey Revocable Trust and the Willard W. Garvey Trust Number Thirteen are the only members of Amortibanc Investments L.C. and thereby share beneficial ownership of these shares. Jean Garvey is the trustee of the Willard W. Garvey Revocable Trust and the Willard W. Garvey Trust Number Thirteen. Includes the assumed conversion of $719,000 of preferred stock into 8,124,446 shares of common stock. Does not include 84,726 shares of common stock owned by David Theroux, Mrs. Garvey’s son-in law, 84,726 shares in the name of Paul Theroux for whom David Theroux is custodian, or 84,726 shares in the name of Drake Theroux, for whom David Theroux is custodian.

(3)	The address for Messrs. Torok, Weber and Regan is 7373 North Scottsdale Road, Suite C140, Scottsdale, AZ 85253.

(4)	The address for Mr. Clark is 6 Cardinal Road, Hilton Head, SC 29926.

(5)	The address for Mr. Tracy is 88 Wood Pond Road, West Hartford, CT 06107-3541.

(6)	The address for Mr. Dillon is 7740 N. 16th Street., #100, Phoenix, AZ 85020.

(7)	Includes 464,445 shares of common stock owned by Mr. Torok, 10,165 shares owned by Lone Pine Industries, Inc., a company controlled by Mr. Torok, 13,420 shares owned by Western Reserve Environmental Services, a company in which Mr. Torok has an interest, primarily in a joint trust with Anne V. Hodgkins, Mr. Torok’s wife, and 1,052,000 shares of common stock issuable upon the exercise of vested stock options.

(8)	Includes 325,000 shares of common stock common stock issuable upon the exercise of vested stock options. Does not include 100,000 shares of common stock issuable upon the exercise of stock options that will not vest within 60 days of February 14, 2006.

(9)	Includes 50,000 shares of common stock common stock issuable upon the exercise of vested stock options. Does not include 100,000 shares of common stock issuable upon the exercise of stock options that will not vest within 60 days of February 14, 2006.

(10)	Includes 62,500 shares of common stock owned by Mr. Clark, 1,976 shares owned by Clark-Bemis Lumber Company, a company controlled by Mr. Clark, and 400,000 shares of common stock issuable upon the exercise of vested stock options.

(11)	Includes 50,000 shares of common stock owned by Mr. Tracy and 325,000 shares of common stock issuable upon the exercise of vested stock options.

(12)	Includes 75,000 shares of common stock issuable to Mr. Dillon upon the exercise of vested stock options.
RELATIONSHIPS AND RELATED TRANSACTIONS
     The Company has a 70% interest in Glendale Condominiums, LLC. The land for the project was purchased from an individual and a trust who own the other 30% of the project. The payable of $757,184 on September 30, 2005 represents the balance due, including interest at 8% per annum, for this purchase. Principal and interest are due quarterly from September 2008 through September 2018. The land cost and preliminary development costs for this project total $3,189,471 and $3,477,688 at September 30, 2005 and 2004, respectively and are included in land held for development and sale in Arizona properties.
     Effective July 8, 2003, in exchange for a $650,000 note payable, we acquired land in Stafford, Texas for $125,000 and also agreed to acquire a 34% interest in #22 Stafford Springs LTD (“Stafford Springs”) for $525,000. Stafford Springs owned the Summer Park Duplexes, a 168-unit, HUD-financed, manufactured housing duplex rental community in Stafford, Texas. This note was paid off on September 29, 2003 at a discount of $260,000. The Chairman of our board of directors also owns 33% of Stafford Springs.
     On September 19, 1997, Laguna Investments L.L.C. (“Laguna Investments”), one of our subsidiaries, acquired a 25.52% ownership in Laguna at Arrowhead Apartments L.L.C. (“Laguna”), which owns an apartment complex in Phoenix, Arizona. On December 30, 2002, we sold a 7.1% interest in Laguna Investments to Lafayette for $35,500 in partial payment of the note payable to Lafayette. Lafayette is 50% owned by the Chairman of our Board of Directors. On September 29, 2003, we sold an additional 6.37% interest in Laguna Investments to Lafayette for $31,855, also in partial payment of the note payable to Lafayette. On September 29, 2003, we also sold a 3.0% interest in Laguna Investments to Torok Partners, LLC for $15,000 in exchange for Torok Partners’ minority interest in one of our projects. Torok Partners is controlled by the Chairman of our Board of Directors. As a result of these transactions, we owned 83.53% of Laguna Investments, which represented a 21.32% interest in Laguna. This investment was sold during the year ending September 30, 2005.

     In prior years the Company’s operations have been partially financed with advances from Amortibanc Investments, L.C; the company that owns 91% of our outstanding common stock at September 30, 2005. The advances are subordinate to the Company’s bank financing and bear interest at 4% to 10%. The interest accrued on these advances has typically been added to the subordinated debt. Payments on the debt are made only when cash flow from a land sale, after payment of related bank debt, exceeds the Company’s operating cash requirements. This determination of operating cash requirements is made by the Company’s management, however under the terms of the bank loan the Company obtained to finance the Woodland Court condominium project, the outstanding balance of the subordinated debt may not be less than $3,000,000. The outstanding balance due Amortibanc Investments, as of September 30, 2005 was $3,298,448.
     The Company has an 82.5% interest in Villa Maria, LLC, which is constructing a condominium project in College Station, Texas called Woodland Court. The remaining 17.5% is owned by minority investors, consisting of three members of the Company’s Board of Directors. A payable of $176,875 recorded in the payables to related entities section represents the balance due to these investors. Interest on this balance accrues at 10% per annum, with principal and interest due at the end of the project.
     The Company has a total interest of 70% in Houston Warren Ranch Partners, LLC (“Warren Ranch”) which is derived from its 55% direct ownership in Warren Ranch as well as a 15% indirect interest from its one third ownership in Jessica Star Partners, LLC. Jessica Star Partners, LLC owns 45% of Warren Ranch and consists of the following members owning a one third interest in the company: Great Western Land & Recreation, Inc., the Chairman of Great Western’s Board of Directors and Brad Dill of BD Realty.
     The Company sold land at the Willow Springs Ranch to an entity wholly owned by a member of the Company’s Board of Directors. The Company purchased the property back in exchange for a note payable that the Company paid in full on October 1, 2004.
SECTION 16(a) REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of our transfer books and copies of Section 16(a) forms that we have received, we believe that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year, with the following exceptions: Jay Torok filed four late Forms 4 with regard to four transactions; Roger Clark filed two late Forms 4 with regard to two transactions; Daniel Tracy filed two late Forms 4 with regard to two transactions; David Weber filed one late Form 3 and two late Forms 4 with regard to two transactions; Jerome Joseph filed one late Form 3 that did not relate to a transaction; Daniel Regan filed one late Form3 and one late Form 4 with regard to one transaction; and Carla Waltman filed one late Form3 and one late Form 4 with regard to one transaction.
PROPOSAL 2
RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
     The Audit Committee of the Board has selected Epstein, Weber & Conover (“EWC”) as independent auditors to audit our consolidated financial statements for the fiscal year ended September 30, 2006, and is seeking ratification by the stockholders of this selection.
     Stockholder ratification of the selection of EWC as our independent auditors is not required by our Bylaws or otherwise. Nonetheless, the Audit Committee is submitting the selection of EWC to the stockholders for ratification as a matter of good corporate practice. No representatives of EWC are expected to be present at the Annual Meeting.
     If the stockholders fail to ratify the election, the Audit Committee will reconsider whether or not to retain EWC. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such an appointment would be in our best interest and the best interest of our stockholders.

Required Vote
     The affirmative vote of a majority of the votes duly cast is required to approve this proposal. Abstentions and broker non-votes are not treated as votes cast and, therefore, will have no effect on the approval of this proposal.
The Board of Directors recommends a vote “for” approval of Proposal 2.
PROPOSAL 3
APPROVAL OF OUR 2006 STOCK OPTION PLAN
     Our Board of Directors and stockholders have approved the adoption of a stock option plan to be effective immediately after its approval by out stockholders (the “2006 Stock Option Plan”). The 2006 Stock Option Plan is intended to promote the interests of the Company by providing key employees, including officers and Directors, consultants and other independent contractors who provide valuable services to the Company with the opportunity to acquire, or otherwise increase, their proprietary interest in the Company as an incentive to remain in service to the Company. Under the 2006 Stock Option Plan, 3,000,000 shares of our common stock will be reserved for issuance upon the exercise of granted options. A copy of the 2006 Stock Option Plan is attached as Appendix A.
Stock Option Plan General
     The 2006 Stock Option Plan is intended to promote the interests of the Company by providing for employees, officers, Directors and consultants to acquire a proprietary interest in the Company. The purpose of the plan is to enhance our stockholder value and financial performance by attracting, retaining and motivating our officers, Directors, employees and consultants and to encourage stock ownership by such individuals by providing them with a means to acquire a proprietary interest in our success through stock ownership. All employees are eligible to participate in this plan and participants shall be selected by a committee, consisting of not less than three members of our Board of Directors.
Eligibility and Administration
     All employees will be eligible to participate in this plan and receive Incentive Stock Options and/or Nonstatutory Options. All consultants and nonemployee Directors will be eligible to participate in this plan and receive Nonstatutory Options. Participants in the plan shall be selected by the committee from among those employees, consultants and nonemployee Directors who, in the opinion of the committee, are in a position to contribute materially to our continued growth and development and to our long-term financial success.
     The plan shall be administered by a committee which shall consist of not less than three members of our Board of Directors and, to the extent required to comply with Section 16(b) of the Act and/or Section 162(m) of the Code, who are “disinterested persons,” as such term is defined in the rules and regulations issued under Section 16(b) and/or Section 162(m). The Board may from time to time remove members from or add members to the committee. Further, the Board may terminate the committee at any time. Vacancies on the committee, however caused, shall be filled by the Board.
     The committee shall have complete discretion in determining the number of options granted to each optionee. In making such determinations, the committee may take into account the nature of services rendered by such participants, their present and potential contributions to the Company, and such other factors as the committee in its discretion shall deem relevant. The committee also shall determine whether an option is to be an Incentive Stock Option or a Nonstatutory Option.
Grant and Exercise of Options
     The exercise price for an option shall be determined by the committee on the date of grant, provided that, in the case of an Incentive Stock Option, the exercise price may not be less than fair market value on the date of grant, and provided further that, if the recipient of such option owns more than ten percent (10%) of the total combined voting power of all classes of our stock, the exercise price may not be less than one hundred ten percent (110%) of the fair market value on the date of grant.
     Each option shall expire at such time as determined by the committee, provided, however, that no option shall be exercisable later than ten (10) years from the date of grant, provided that, if the recipient of an Incentive Stock Option owns more than ten percent (10%) of the total combined voting power of all classes of our stock, the Incentive Stock Option shall lapse five (5) years after the date of grant unless an earlier time is provided in the option agreement.
     An optionee wishing to exercise an option shall deliver written notice and full payment of the exercise price to the Company, in the form and manner prescribed by the committee. Until the certificates for the stock represented by an exercised option are issued to an optionee, such optionee shall have none of the rights of a holder of stock. No stock shall be delivered upon any exercise of an option until the requirements of all applicable laws, rules and regulations have, in the opinion of the Company’s counsel, been satisfied. Under normal circumstances, certificates for stock to be delivered upon exercise of an option shall be delivered within thirty (30) days following exercise of an option.
Duration and Modification
     The plan is effective immediately after its approval by the Company’s stockholders. The plan shall be in effect until April 14, 2016, unless extended by our stockholders. Any options outstanding at the end of said period shall remain in effect in accordance with their terms. The plan shall terminate before the end of said period if all stock subject to the plan has been purchased pursuant to the exercise of options granted under the plan.
     Our Board of Directors may at any time terminate, and from time to time amend or modify the plan; provided, however, that no amendment that requires stockholder approval in order for the plan to continue to comply with Section 162(m) of the Code or any applicable listing requirement shall be effective unless same shall be approved by the requisite vote of our stockholders.
Federal Income Tax Consequences For Stock Options
     Certain options granted under the 2006 Stock Option Plan will be intended to qualify as incentive stock options under Code Section 422. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the option price generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year after the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the option price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee’s ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option was exercised. Certain other options issued under the 2006 Stock Option Plan, including options issued automatically to the non-employee members of the Board of Directors, will be nonqualified options. The income tax consequences of nonqualified options will be governed by Code Section 83. Under Code Section 83, the excess of the fair market value of the shares of the common stock acquired pursuant to the exercise of any option over the amount paid for such stock (hereinafter referred to as “Excess Value”) must be included in the gross income of the optionholder in the first taxable year in which the Common Stock acquired by the optionholder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that the optionholder recognizes income. The Company will be required to withhold income tax with respect to income reportable pursuant to Code Section 83 by an optionholder. The basis of the shares acquired by an optionholder will be equal to the option price of those shares plus any income recognized pursuant to Code Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date of the substantial risk of forfeiture lapsed, or, if a Section 83(b) election is made, one year from the date the shares were acquired.
Required Vote
     The affirmative vote of a majority of the votes duly cast is required to approve this proposal. Abstentions and broker non-votes are not treated as votes cast and, therefore, will have no effect on the approval of this proposal.
The Board of Directors recommends a vote “for” approval of Proposal 3.

MISCELLANEOUS INFORMATION
Solicitation of Proxies
     The entire cost of soliciting proxies will be borne by us. In addition to the solicitation of proxies by mail, we will request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of the stock and secure their voting instructions, if necessary. We will reimburse such record holders for their reasonable expenses in so doing. We may also use several of our regular employees, who will not be specially compensated, to solicit proxies, either personally or by telephone, telegram, facsimile or special delivery letter.
Annual Report/Form 10-KSB
     Our 2005 Annual Report to Stockholders, which includes our Annual Report on Form 10-KSB (without certain exhibits and financial statements which are excluded from our Annual Report to Stockholders pursuant to Rule 14a-3(b) of the Exchange Act) for the year ended September 30, 2005, is being mailed concurrently with this proxy statement to all stockholders of record as of February 28, 2006. Those exhibits and financial statements that are excluded from our Annual Report to Stockholders as described above are available for the cost of photocopying. To receive a copy, please write to our Chief Financial Officer at the Company’s address.
Other Business
     Other than the election of Directors, the ratification of Epstein, Weber and Conover as independent auditors, and approval of our 2006 Stock Option Plan we do not intend to bring any other matters to be voted on at the meeting. We are not currently aware of any other matters that will be presented by others for action at the meeting. If, however, other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxies will have discretion to vote your shares on such matters to the extent authorized under the Exchange Act.
Code of Business Ethics
     We have adopted a Code of Business Ethics that applies to our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and other persons performing similar functions, as well as to our Directors and all other employees. The Code of Business Ethics, including future amendments, is available free of charge by contacting us at 7373 N. Scottsdale Road, Suite C140, Scottsdale, AZ 85253. Amendments and waivers of the Code of Business Ethics for Directors or executive officers of the Company will be posted on our website or filed on Form 8-K in accordance with applicable Commission rules.
Stockholder Communications with the Board of Directors
     Historically, we have not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort is made to ensure that the Board or individual directors, as applicable, hear the views of stockholders and that appropriate responses are provided to stockholders in a timely manner. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our Chief Financial Officer, at the Company’s address with a request to forward the same to the intended recipient. To the extent it is practicable, such communications will generally be forwarded unopened.
Stockholder Proposals
     Stockholder proposals that are intended to be presented by our stockholders at our annual meeting of stockholders to be held during calendar 2007 must be received by us no later than November 25, 2006, in order to be included in the proxy statement and form of proxy relating to our 2006-2007 annual meeting. Pursuant to Rule 14a-8 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2007, except in circumstances where (a) we receive notice of the proposed matter no later than July 16, 2007 and (b) the proponent complies with the other requirements set forth in Rule 14a-8.

     Stockholders are urged to mark, sign, date and mail the proxy in the enclosed postage-paid envelope. Your prompt response is appreciated.

By order of the Board of Directors
/s/
Jay N. Torok
Chairman and Chief Executive Officer

Dated: _________, 2006
Appendix A — 2006 Stock Option Plan

GREAT WESTERN LAND AND RECREATION, INC.
2006 STOCK OPTION PLAN
     The Great Western Land and Recreation, Inc., a Delaware corporation (the “Company”) hereby establishes the Great Western Land and Recreation, Inc. 2006 Stock Option Plan (the “Plan”) for employees, officers, directors and consultants to acquire a proprietary interest in the Company. The purpose of the Plan is to enhance the Company’s stockholder value and financial performance by attracting, retaining and motivating the Company’s officers, directors, employees and consultants and to encourage stock ownership by such individuals by providing them with a means to acquire a proprietary interest in the Company’s success through stock ownership.
     It is intended that certain of the options issued under the Plan shall constitute “Incentive Stock Options” within the meaning of section 422 of the Internal Revenue Code (“Code”) and that other options issued under the Plan shall constitute “Nonstatutory Options” under the Code. The Committee shall determine which Options are to be Incentive Stock Options and which are to be Nonstatutory Options and shall enter into option agreements with recipients accordingly.
ARTICLE I. DEFINITIONS
     1.1 DEFINITIONS. Whenever used herein, the following capitalized terms shall have the meanings set forth below, unless the context clearly requires otherwise.
(a) “Act” means the Securities Exchange Act of 1934, as amended.
(b) “Board” means the Board of Directors of the Company.
(c) “Cause” means (i) the failure of the Optionee to discharge or perform the duties and obligations of his position with the Company with due diligence and care; (ii) the refusal of the Optionee to implement or adhere to policies or directives of the Company; (iii) conduct by the Optionee of a criminal nature which may have an adverse impact on the Company’s reputation and standing in the community; (iv) conduct which is in violation of the Optionee’s common law duty of loyalty to the Company; (v) competition with the Company prior to or following the Optionee’s Termination; or (vi) fraudulent conduct by the Optionee in connection with the business affairs of the Company, regardless of whether said conduct is designed to defraud the Company or others. The existence of Cause shall be conclusively determined by the Company.
(d) “Code” means the Internal Revenue Code of 1986, and any regulations issue thereunder, as the same may be amended from time to time.
(e) “Committee” means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board.
(f) “Company” means Great Western Land and Recreation, Inc.
(g) “Consultant” means any person or entity, including an officer or director of the Company who provides services (other than as an Employee) to the Company.
(h) “Date of Grant” means the date on which the granting of an Option is authorized by the Committee or such later date as may be specified by the Committee in such authorization.
(i) “Employee” means any person, including an officer or director of the Company, receiving remuneration or who is entitled to remuneration, for services rendered to the Company in the legal relationship of Company and employee and not in the relationship of a private contractor. Notwithstanding anything to the contrary in this Section 1(i), “Employee” shall not include an individual whose services are retained pursuant to a contract between the Company and such individual or a third party under which that individual is not designated as an employee of the Company. If an individual who has not been treated as an employee of the Company under the foregoing rules is subsequently determined to be a common-law employee of the Company through an administrative or judicial proceeding, that individual will be deemed to be employed in a job classification which is ineligible to participate in the Plan.
(j) “Exercise Price” means the purchase price per share of the Stock subject to an Option.
(k) “Fair Market Value” means
(i) For periods during which the Stock is not regularly traded on an established securities market, it shall be the net book value of a share of Stock as determined by the Committee based on the internal financial statements prepared by the Company as of the Valuation Date coinciding with or immediately preceding the particular date on which Fair Market Value is to be determined.
(ii) For periods during which the Stock is regularly traded on an established securities market, it shall be the average of the highest price and the lowest price at which the Stock shall have been reported as sold on a generally recognized stock exchange or quoted pursuant to an interdealer quotation system of a national securities association registered with the United States Securities and Exchange Commission on a specified date.
(l) “Incentive Stock Option” means an Option which is intended to qualify as an “incentive stock option” within the meaning of section 422 of the Code.
(m) “Nonemployee Director” means a member of the Board who is not an employee of the Company at the time an Option is granted.
(n) “Nonstatutory Option” means an Option which is not intended to qualify as an Incentive Stock Option within the meaning of section 422 of the Code.
(o) “Option” means an award granted under Article VI.
(p) “Option Agreement” means any written agreement, contract or other instrument or document evidencing an Option.
(q) “Optionee” means an Employee, Consultant or Nonemployee Director who has been granted an Option.
(r) “Participant” means any Employee, Consultant or Nonemployee Director who has been selected to participate in the Plan by the Committee.
(s) “Plan” means the Great Western Land and Recreation, Inc. Stock Option Plan, as set forth herein and as the same may be amended from time to time.
(t) “Stock” means the $.001 par value common stock of the Company as defined in the Company’s Articles of Incorporation, unless, at any time prior to the grant of the first Option under the Plan, the Committee, in its sole and absolute discretion, designates an alternative class of stock of the Company as “Stock” for purposes of this Plan, and such designation is consistent with applicable law, and such other stock as shall be substituted therefor as provided in Section 4.3.

(u) “Valuation Date” means the last day of the most recently preceding completed calendar month of the Company or such other dates as the Committee shall determine more appropriate in its discretion.
ARTICLE II. ELIGIBILITY AND PARTICIPATION
     2.1 ELIGIBILITY AND PARTICIPATION. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options. All Consultants and Nonemployee Directors are eligible to participate in this Plan and receive Nonstatutory Options. Participants in the Plan shall be selected by the Committee from among those Employees, Consultants and Nonemployee Directors who, in the opinion of the Committee, are in a position to contribute materially to the Company’s continued growth and development and to its long-term financial success.
ARTICLE III. ADMINISTRATION
     3.1 ADMINISTRATION. The Plan shall be administered by the Committee which shall consist of not less than three members of the Board and, to the extent required to comply with Section 16(b) of the Act and/or Section 162(m) of the Code, who are “disinterested persons,” as such term is defined in the rules and regulations issued under Section 16(b) and/or Section 162(m). The Board may from time to time remove members from or add members to the Committee. Further, the Board may terminate the Committee at any time. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee.
     The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, its stockholders, directors, officers, consultants, employees and any persons having any interests in any Options which may be granted under the Plan. The Committee shall have the full power and authority to provide, by resolution, for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any Stock may be purchased from the Company upon the exercise of Options, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, which at all times shall be consistent with the terms and conditions of the Plan.
ARTICLE IV. STOCK SUBJECT TO THE PLAN
     4.1 NUMBER. The total number of shares of Stock hereby made available and reserved for issuance under the Plan shall be 3,000,000, subject to adjustment as provided in Section 4.3. The total number of shares of Stock may be authorized but unissued shares of Stock, Stock held in the treasury of the Company, or shares acquired by purchase as directed by the Committee from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.
     4.2 UNUSED STOCK. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for re-issuance under the Plan.
     4.3 ADJUSTMENT IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification or other similar corporate change, the aggregate number of shares of Stock set forth in section 4.1 shall be appropriately adjusted by the Committee to reflect such change. The Committee’s determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares of Stock that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.
ARTICLE V. DURATION OF THE PLAN
     5.1 EFFECTIVE DATE. The Plan is effective on the later of ____________, 2006, or the date on which it is approved by the shareholders of the Company holding a majority of the Company’s voting stock.
     5.2 DURATION OF THE PLAN. The Plan shall be in effect until _________, 2016, unless extended by the Company’s stockholders. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to the Plan has been purchased pursuant to the exercise of Options granted under the Plan.
ARTICLE VI. TERMS OF STOCK OPTIONS
     6.1 GRANT OF OPTIONS. Options may be granted to Participants at any time and from time to time as determined by the Committee; provided, however, that Consultants and Nonemployee Directors may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Committee shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Committee may take into account the nature of services rendered by such Participants, their present and potential contributions to the Company, and such other factors as the Committee in its discretion shall deem relevant. The Committee also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.
     6.2 TERMS AND CONDITIONS OF OPTION AGREEMENT. Each Stock Option granted under the Plan shall be evidenced by an Option Agreement between the Company and the Optionee containing such provisions as may be determined by the Committee, subject to the following terms and conditions:
(a) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the grant.
(b) Every share purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share, when the Optionee purchases the share or when the Option lapses.
(c) Options shall not be transferable by the Optionee except by will or the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by him.
(d) Notwithstanding any provision in this Plan to the contrary, (i) the Committee may, in its sole discretion, declare previously granted Options to be immediately exercisable, and (ii) in the discretion of the Committee, an Optionee’s Option Agreement may provide for the immediate exercise of the Option subject to that agreement upon the occurrence of such events as may be specified by the Committee in the Option Agreement. All Option Agreements shall incorporate the provisions of the Plan by reference.
     6.3 INDIVIDUAL DOLLAR LIMITATIONS. The aggregate Fair Market Value (determined as of the Date Grant) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by any Optionee in any calendar year may not exceed $100,000.
     6.4 EXERCISE PRICE. The Exercise Price for an Option shall be set forth in the Option Agreement, provided that, in the case of an Incentive Stock Option, the Exercise Price may not be less than Fair Market Value on the Date of Grant, and provided further that, if the recipient of such Option owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Exercise Price may not be less than one hundred ten percent (110%) of the Fair Market Value on the Date of Grant.

     6.5 TERM OF OPTIONS. Each Option shall expire at such time as provided in the Option Agreement, provided, however, that no Option shall be exercisable later than ten (10) years from the Date of Grant, provided that, if the recipient of an Incentive Stock Option owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Incentive Stock Option shall lapse five (5) years after the Date of Grant unless an earlier time is provided in the Option Agreement.
     6.6 EXERCISE OF OPTION. An Optionee wishing to exercise an Option shall deliver written notice and full payment of the Exercise Price to the Company, in the form and manner prescribed by the Committee. Until the certificates for the Stock represented by an exercised Option are issued to an Optionee, such Optionee shall have none of the rights of a holder of Stock. No Stock shall be delivered upon any exercise of an Option until the requirements of all applicable laws, rules and regulations have, in the opinion of the Company’s counsel, been satisfied. Under normal circumstances, certificates for Stock to be delivered upon exercise of an Option shall be delivered within thirty (30) days following exercise of an Option.
     6.7 PAYMENT. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made in United States dollars in cash or by certified funds. In addition, with the consent of the Committee, payment may be made (i) by delivery of shares of Stock having a Fair Market Value equal to the Exercise Price, or (ii) by delivery of Options with an aggregate net value (i.e., the aggregate Fair Market Value of the Stock subject to such Options less the aggregate Exercise Price of such Options) equal to the Exercise Price, or (iii) by a combination of cash or certified funds and/or one or more of the methods permitted under (i) and (ii) above. If the Optionee delivers shares of Stock or Options as payment of the Exercise Price upon exercise of an Option, the Committee shall determine acceptable methods for tendering such Stock or Options by the Optionee and may impose such limitations and prohibitions on the use of Stock or Options for such purposes as it deems appropriate. Any Option tendered as payment of the Exercise Price shall be canceled by the Company upon receipt.
     6.8 SPECIAL PROVISIONS FOR GRANTS TO OFFICERS OR DIRECTORS. Rule 16b-3 under the Act provides that the grant of a stock option to a director or officer of a company subject to the Act will be exempt from the provisions of section 16(b) or the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Committee, grants of Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of Rule 16b-3 of the Act.
     6.9 SECURITIES REGISTRATION. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.
     Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing that (a) the Optionee is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof and (b) before any transfer in connection with the resale of such shares, the Optionee will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.
ARTICLE VII. TERMINATION OF EMPLOYMENT OR SERVICES
     Except as otherwise expressly specified by the Committee in the Option Agreement for a Nonstatutory Option, all Options granted under this Plan shall be subject to the following termination provisions:

     7.1 DEATH. If an Optionee’s employment in the case of an Employee, provision of services as a consultant, in the case of a Consultant or provision of services as a director, in the case of a Nonemployee Director, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within twelve (12) months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee’s will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee’s legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of Optionee’s death.
     7.2 TERMINATION OTHER THAN FOR CAUSE OR DUE TO DEATH. In the event of an Optionee’s termination of employment, in the case of an Employee, termination of the provision of services as a consultant or a director, in the case of a Consultant or a Nonemployee Director, respectively, other than by reason of death or for cause, the Optionee may exercise such portion of his or her Option as was exercisable by such Optionee at the date of such termination (the “Termination Date”) at any time within three (3) months following the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code section 422, he or she may exercise such portion of his or her Option as was exercisable on the Termination Date within one year following such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.
     7.3 TERMINATION FOR CAUSE. In the event of an Optionee’s termination of employment, in the case of an Employee, or termination of the provision of services as a consultant or a director, in the case of a Consultant or a Nonemployee Director, respectively, which termination is by the Company for Cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall immediately terminate.
ARTICLE VIII. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN
     8.1 AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. The Board may at any time terminate, and from time to time amend or modify the Plan; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) of the Code or any applicable listing requirement shall be effective unless same shall be approved by the requisite vote of the stockholders of the Company. No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.
ARTICLE IX. ACQUISITION, MERGER AND LIQUIDATION
     9.1 ACQUISITION. In the event that an Acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel any Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (the “Spread”) equal to the difference between the net amount per share of Stock payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an “Acquisition” shall mean any transaction in which substantially all of the Company’s assets are acquired or in which a “controlling amount” of the Company’s outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this section, a “controlling amount” shall mean more than 50% of the issued and outstanding shares of Stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the Acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.
     Where the Company does not exercise its option under this Section 9.1, the remaining provisions of this Article IX shall apply, to the extent applicable.
     9.2 MERGER OR CONSOLIDATION. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.
     9.3 OTHER TRANSACTIONS. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee shall either (i) be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the “Substitute Option”) to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Committee shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option granted hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code section 424(a).
ARTICLE X. GENERAL
     10.1 TAX WITHHOLDING. Whenever shares of Stock are to be issued in satisfaction of Options exercised under the Plan, Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements.
     10.2 INDEMNIFICATION. To the extent permitted by law, each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which such member may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company’s approval, or paid in satisfaction of judgment in any such action, suit or proceeding against such member, provided such member shall give the Company an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it on such member’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
     10.3 CLAIM TO OPTIONS AND EMPLOYMENT RIGHTS. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company.
     10.4 NONTRANSFERABILITY. Except as otherwise expressly provided in this Plan, a person’s rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred, provided that a person’s rights and interests under the Plan may be assigned, pledged or transferred pursuant to a domestic relations order which satisfies the requirements for a “qualified domestic relations order” set forth in Section 414(p)(1)(A) of the Code.

     10.5 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company.
     10.6 EXPENSES. The expenses of administering the Plan shall be borne by the Company.
     10.7 REQUIREMENTS OF LAW. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of the Plan, the Board may, in its sole discretion, terminate, amend, or modify the Plan in any way necessary to comply with the applicable requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission as interpreted pursuant to no-action letters and interpretive releases.
     In the event this Plan does not expressly incorporate a provision which Rule 16b-3 requires to be incorporated, such provision (other than one relating to eligibility requirements or the price and amount of Options) will be deemed automatically to be incorporated in this Plan by reference with respect to those Options who are subject to Section 16 of the Act.
     10.8 SEVERABILITY OF PROVISIONS. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Act. To the extent any provision of the Plan or action by the Board fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Board, and the remaining provisions of the Plan or actions by Board will be construed and enforced as if the invalid provision or action had not been included or undertaken.
     10.9 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Arizona.
     IN WITNESS WHEREOF, this Plan has been approved and adopted by the Board of Directors of the Company this ___st day of _________200___.
GREAT WESTERN LAND AND RECREATION, INC.
By: Jay N. Torok
Its: President and Chairman

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
GREAT WESTERN LAND AND RECREATION, INC.
ANNUAL MEETING OF SHAREHOLDERS
The undersigned hereby appoints Jay N. Torok and Daniel J. Regan, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, or such substitute, to represent and to vote, as designated below, all of the shares of common stock of Great Western Land and Recreation, Inc. (the “Company”) held of record by the undersigned as of the close of business on February 28, 2006, at the annual meeting of shareholders to be held on April 14, 2006, at 10:00 A.M. (Phoenix, Arizona time), and at any adjournment thereof.
1.	ELECTION OF DIRECTORS.

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
	(except as indicated)		to vote for each nominee listed below
If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below:

Jay N. Torok	Roger B. Clark	Daniel Tracy	David Weber	Don Dillon
2.	RATIFICATION OF ACCOUNTANTS.
     To ratify the selection of Epstein, Weber & Conover, PLC, Certified Public Accountants, as the auditors of the Company for the Company’s fiscal year ended September 30, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	ADOPTION OF 2006 STOCK OPTION PLAN.
     To adopt the Company’s 2006 Stock Option Plan to become effective immediately upon adoption by the Shareholders.

☐ FOR	☐ AGAINST	☐ ABSTAIN
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 ABOVE; FOR PROPOSAL 2, FOR PROPOSAL 3 AND, WITH RESPECT TO OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AS APPROPRIATE IN THE JUDGMENT OF THE PROXIES NAMED HEREIN.
Receipt of Notice of Annual Meeting of Shareholders and related Proxy Statement dated ____________, 2006 is hereby acknowledged.
Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administer, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated: ______________________
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY, USING THE ENCLOSED ENVELOPE

Signature

Signature if held jointly